CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Phoenix Asset Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2008                       /s/ George R. Aylward
     ------------------------                -----------------------------------
                                             George R. Aylward, President
                                             (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Asset Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2008                       /s/ W. Patrick Bradley
     ------------------------                -----------------------------------
                                             W. Patrick Bradley, Chief
                                             Financial Officer and Treasurer
                                             (principal financial officer)